EXHIBIT 99.1

                                     $441MM
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2003-6
                                    (Issuer)
                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)
                     UBS Warburg Real Estate Securities Inc.
                                  (Transferor)
                        Wells Fargo Bank Minnesota, N.A.
                                (Master Servicer)
                Mortgage Pass-Through Certificates, Series 2003-6

                  Initial Certificate
                       Principal                                                                                        Expected
                      Balance or                                                                                     Initial Rating
                    Notional Amount     Initial Pass-                          Initial W.A. Months to   W.A. Reset     of Offered
Class                   (1)(2)          Through Rate    Principal Types                Reset              Margin     Certificates(3)
---------------   -------------------   -------------   --------------------   ----------------------   ----------   ---------------
Offered
Certificates
Class 1-A-1          $[67,300,000]       [4.375]%(4)    Senior, Pass-Through            35               [2.000]%          AAA
Class 2-A-1          $[92,500,000]       [4.930]%(5)    Senior, Pass-Through            58               [1.717]%          AAA
Class 2-A-X               $(6)           [0.749]%(7)    Senior, Notional IO            N/A                 N/A             AAA
Class 3-A-1         $[134,600,000]       [4.875]%(8)    Senior, Pass-Through            59               [1.875]%          AAA
Class 4-A-1          $[53,900,000]       [5.350]%(9)    Senior, Pass-Through           119               [1.875]%          AAA
Class 5-A-1             $[TBA]           [TBA]%(10)     Senior, Floater                TBA                [TBA]%           TBA
Class A-R                 $100          [4.375]%(11)    Senior, Residual               N/A                 N/A             AAA
Class B-1            $[9,600,000]       [5.062]%(12)    Subordinate                     63               [2.029]%          AA
Class B-2            $[3,800,000]       [5.062]%(12)    Subordinate                     63               [2.029]%           A
Class B-3            $[2,800,000]       [5.062]%(12)    Subordinate                     63               [2.029]%          BBB
Class 5-M-1             $[TBA]           [TBA]%(10)     Mezzanine, Floater             TBA                [TBA]%           TBA
Class 5-M-2             $[TBA]           [TBA]%(10)     Mezzanine, Floater             TBA                [TBA]%           TBA

Non-Offered
Certificates
Class B-4            $[1,500,000]       [5.062]%(12)    Subordinate                      63              [2.029]%          BB
Class B-5             $[900,000]        [5.062]%(12)    Subordinate                      63              [2.029]%           B
Class B-6            $[1,300,000]       [5.062]%(12)    Subordinate                      63              [2.029]%          NR

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) A description of the ratings of the offered certificates is set forth under the heading "Ratings" in the prospectus supplement.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date through and including the distribution date in September 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.738702]%. The pass-through rate for the Class 2-A-1 certificates for each distribution date following the distribution date in September 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.646666]%.

(6) The Class 2-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on their respective notional amounts.

(7) The pass-through rate for the Class 2-A-X certificates for each distribution date through and including the distribution date in September 2008 will be a per annum rate equal to [0.738702]%. The pass-through rate for the Class 2-A-X certificates for each distribution date following the distribution date in September 2008 will be a per annum rate equal to [0.646666]%.

(8) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(9) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(10)  TBA

(11) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(12) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group (other than the fifth loan group) as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group (other than the fifth loan group).

                                     SUMMARY

Relevant Parties

      Issuer ....................   MASTR Adjustable Rate Mortgages Trust
                                    2003-6. The trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions,
                                    Inc., as depositor, and JPMorgan Chase Bank, as trustee.

      Depositor .................   Mortgage Asset Securitization Transactions,
                                    Inc., a Delaware corporation. The
                                    depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The
                                    Depositor" in the prospectus.

      Master Servicer ...........   Wells Fargo Bank Minnesota, N.A., a national
                                    banking association. The master servicer's principal office is located at 9062 Old
                                    Annapolis Road, Columbia, Maryland 21045.
                                    See "The Master Servicer and the
                                    Servicers--The Master Servicer" in the
                                    prospectus supplement.

      Transferor ................   UBS Warburg Real Estate Securities Inc. The
                                    transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

      Trustee ...................   JPMorgan Chase Bank, a New York banking
                                    corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York,
                                    New York 10004-2477. See "The Pooling and
                                    Servicing Agreement--The Trustee" in the prospectus supplement.

Relevant Dates

      Cut-Off Date ..............   November 1, 2003.

      Closing Date ..............   On or about November 26, 2003.

      Investor Settle Date ......   On or about November 28, 2003.

      Distribution Date .........   The 25th day of each month or, if that day
                                    is not a business day, the next business day, beginning in December 2003.

      Servicer Remittance Date ..   For each servicer the 18th day (or, in the
                                    case of Washington Mutual Mortgage
                                    Securities Corp., the 24th day) of each
                                    month (or, if that day is not a business day, for Washington Mutual Mortgage
                                    Securities Corp., the immediately preceding business day, or for any other servicer, the immediately following business day).

     Interest Accrual Period ....   For each class of certificates, the calendar
                                    month immediately prior to the month in
                                    which the relevant distribution date occurs.

Optional Termination ............   The master servicer may, at its option,
                                    repurchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement ..............   Credit enhancements may reduce the harm
                                    caused to holders of certificates by
                                    shortfalls in payments collected on the
                                    loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                    Subordination. The group 1, group 2, group
                                    3, and group 4 senior certificates will
                                    receive distributions of interest and
                                    principal, as applicable, before the
                                    subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3, and group 4 mortgage loans, other than certain excess losses, prior to other classes of certificates.

                                    In addition to the subordination structure described above, the credit enhancement for the group 5 certificates will also consist of excess interest and overcollateralization. The overcollateralization amount is the excess of the aggregate principal balance of the loans in loan group 5 over the aggregate principal balances of the group 5 certificates. Generally, because more interest is required to be paid by the borrowers on group 5 loans than is necessary to pay the interest accrued on the group 5 certificates and the expenses of the trust fund allocable to such certificates, there is expected to be excess interest each month. If the overcollateralization amount is reduced below the specified overcollateralization amount as a result of losses on the group 5 loans, the trust fund will apply some or all of this excess interest as principal payments on the group 5 certificates until the specified overcollateralization amount is reached, resulting in a limited acceleration of principal of the group 5 certificates relative to the group 5 loans. This acceleration feature is intended to restore overcollateralization. Once the required level of overcollateralization is restored, the acceleration feature will cease, unless it becomes necessary again to maintain the required level of overcollateralization. The actual level of overcollateralization may increase or decrease over time based upon whether the specified overcollateralization amount has been reached. This could result in a temporarily faster or slower amortization of the group 5 certificates.

Last Scheduled Distribution
Date ............................   December 25, 2033

Collateral ......................   The Trust's main source of funds for making
                                    distributions on the certificates will be collections on five pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status ......................   Elections will be made to treat the assets
                                    of the trust as three separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class
                                    A-R certificates will be treated as the
                                    residual interests in each of the Upper-Tier
                                    REMIC, the Middle-Tier REMIC and the
                                    Lower-Tier REMIC.

ERISA Considerations ............   If you are a fiduciary of any retirement
                                    plan or other employee benefit arrangement subject to the Employee Retirement Income
                                    Security Act of 1974, as amended, or Section
                                    4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

                         MARM 2003-6 Collateral Summary

        Pool              Group 1            Group 2            Group 3            Group 4           Groups 1-4          Group 5
--------------------    ------------       ------------       ------------       ------------       ------------       ------------
   Total Balance         $75,000,000       $103,042,260       $150,000,000        $60,000,000       $388,042,260        $53,012,924
    Avg Balance             N/A                $531,166           N/A                N/A                N/A                $294,516
   WA Gross Rate               4.625%             6.042%             5.125%             5.600%             5.345%             6.419%
    WA Net Rate                4.375%             5.669%             4.875%             5.350%             5.063%             6.019%
      WA Roll                     35                 58                 59                119                 63                 38
  WA Gross Margin              2.250%             2.738%             2.250%             2.250%             2.380%             2.949%
 WA First Rate Cap             2.000%             5.016%             5.000%             5.000%             4.424%             3.446%
WA Periodic Rate Cap           2.000%             1.020%             2.000%             2.000%             1.740%             1.360%
    WA Max Rate                9.625%            11.251%            10.125%            10.075%            10.320%            11.419%
      WA FICO                    715                707                715                735                716                688
    WA Orig LTV                75.00%             74.86%             70.00%             70.00%            72.257%             80.46%
        CA %                   55.00%             76.33%             65.00%             70.00%            66.849%             44.73%
      Prepay %                  0.00%             10.65%              0.00%              0.00%             2.828%             25.95%
     Full Doc %             N/A                   21.98%          N/A                N/A                N/A                   10.07%
  Interest Only %              30.00%             76.76%             40.00%             40.00%             47.83%             41.97%
    WA Rem Term                  359                358                359                359                359                357

1A1

Balance   $67,300,000   Delay                   24   WAC(1)                4.625
Coupon          4.375   Dated            11/1/2003   WAM(1)                  359
Settle     11/28/2003   First Payment   12/25/2003   WA Reset Margin       2.000

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

                               15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
               101-17           3.556           3.484           3.403           3.314           3.101
               101-18           3.542           3.468           3.386           3.295           3.079
               101-19           3.527           3.452           3.369           3.276           3.057
               101-20           3.513           3.437           3.352           3.258           3.034
               101-21           3.498           3.421           3.335           3.239           3.012
               101-22           3.484           3.405           3.318           3.221           2.990
               101-23           3.469           3.390           3.301           3.202           2.968
               101-24           3.455           3.374           3.284           3.184           2.946
               101-25           3.440           3.358           3.267           3.165           2.924
               101-26           3.426           3.342           3.250           3.147           2.902
               101-27           3.411           3.327           3.233           3.128           2.880
               101-28           3.397           3.311           3.216           3.110           2.858
               101-29           3.382           3.295           3.199           3.091           2.836
               101-30           3.368           3.280           3.182           3.073           2.814
               101-31           3.353           3.264           3.165           3.054           2.792
               102-00           3.339           3.249           3.148           3.036           2.770
               102-01           3.324           3.233           3.131           3.017           2.748
Spread @ Center Price             132             135             137             137             131
                  WAL            2.26            2.08            1.91            1.75            1.46
             Mod Durn           2.110           1.950           1.800           1.650           1.390
     Principal Window   12/03 - 10/06   12/03 - 10/06   12/03 - 10/06   12/03 - 10/06   12/03 - 10/06
            LIBOR_6MO            1.18            1.18            1.18            1.18            1.18
            LIBOR_IYR            1.32            1.32            1.32            1.32            1.32

                               50 CPR          60 CPR          70 CPR          80 CPR
               101-17           2.831           2.470           1.958           1.206
               101-18           2.804           2.437           1.917           1.153
               101-19           2.777           2.405           1.876           1.099
               101-20           2.751           2.372           1.834           1.045
               101-21           2.724           2.339           1.793           0.992
               101-22           2.698           2.307           1.752           0.938
               101-23           2.671           2.274           1.711           0.885
               101-24           2.645           2.242           1.670           0.831
               101-25           2.618           2.209           1.629           0.778
               101-26           2.591           2.177           1.588           0.724
               101-27           2.565           2.144           1.547           0.671
               101-28           2.538           2.112           1.506           0.618
               101-29           2.512           2.079           1.465           0.564
               101-30           2.486           2.047           1.425           0.511
               101-31           2.459           2.015           1.384           0.458
               102-00           2.433           1.982           1.343           0.405
               102-01           2.406           1.950           1.302           0.352
Spread @ Center Price             116              89              37             -43
                  WAL            1.20            0.97            0.76            0.58
             Mod Durn           1.150           0.940           0.750           0.570
     Principal Window   12/03 - 10/06   12/03 - 10/06   12/03 - 05/06   12/03 - 10/05
            LIBOR_6MO            1.18            1.18            1.18            1.18
            LIBOR_IYR            1.32            1.32            1.32            1.32

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UB is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or hav acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

2A1

Balance    $92,500,000   Delay                  24   WAC(1)                6.041
Coupon           4.930   Dated           11/1/2003   WAM(1)                  358
Settle      11/28/2003   First Payment  12/25/2003   Target Reset Margin   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 2 NWAC - .739, ELSE GROUP 2 NWAC - .646

                               15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
               101-16           4.361           4.280           4.189           4.085           3.836
               101-17           4.350           4.268           4.175           4.070           3.817
               101-18           4.340           4.256           4.162           4.055           3.797
               101-19           4.329           4.244           4.148           4.039           3.778
               101-20           4.319           4.232           4.135           4.024           3.759
               101-21           4.308           4.221           4.122           4.009           3.740
               101-22           4.298           4.209           4.108           3.994           3.721
               101-23           4.287           4.197           4.095           3.979           3.701
               101-24           4.277           4.185           4.082           3.964           3.682
               101-25           4.266           4.173           4.068           3.949           3.663
               101-26           4.256           4.161           4.055           3.934           3.644
               101-27           4.245           4.149           4.041           3.919           3.625
               101-28           4.235           4.138           4.028           3.904           3.605
               101-29           4.224           4.126           4.015           3.889           3.586
               101-30           4.214           4.114           4.001           3.874           3.567
               101-31           4.203           4.102           3.988           3.859           3.548
               102-00           4.193           4.090           3.975           3.844           3.529
Spread @ Center Price             157             168             180             187             191
                  WAL            3.25            2.86            2.52            2.22            1.71
             Mod Durn           2.910           2.580           2.290           2.030           1.590
     Principal Window   12/03 - 09/08   12/03 - 09/08   12/03 - 09/08   12/03 - 09/08   12/03 - 09/08
            LIBOR_6MO            1.18            1.18            1.18            1.18            1.18
            LIBOR_IYR            1.32            1.32            1.32            1.32            1.32

                               50 CPR          60 CPR          70 CPR          80 CPR
               101-16           3.504           3.057           2.515           1.758
               101-17           3.479           3.025           2.473           1.704
               101-18           3.454           2.992           2.432           1.650
               101-19           3.430           2.960           2.391           1.597
               101-20           3.405           2.928           2.350           1.543
               101-21           3.380           2.896           2.309           1.489
               101-22           3.356           2.864           2.268           1.436
               101-23           3.331           2.832           2.226           1.382
               101-24           3.306           2.800           2.185           1.329
               101-25           3.281           2.768           2.144           1.275
               101-26           3.257           2.735           2.103           1.222
               101-27           3.232           2.703           2.062           1.168
               101-28           3.208           2.671           2.022           1.115
               101-29           3.183           2.639           1.981           1.062
               101-30           3.158           2.608           1.940           1.008
               101-31           3.134           2.576           1.899           0.955
               102-00           3.109           2.544           1.858           0.902
Spread @ Center Price             178             147              93              12
                  WAL            1.31            0.99            0.77            0.58
             Mod Durn           1.240           0.950           0.750           0.570
     Principal Window   12/03 - 03/08   12/03 - 02/07   12/03 - 05/06   12/03 - 10/05
            LIBOR_6MO            1.18            1.18            1.18            1.18
            LIBOR_IYR            1.32            1.32            1.32            1.32

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UB is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or hav acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

3A1

Balance  $134,600,000   Delay                   24   WAC(1)                5.125
Coupon          4.875   Dated            11/1/2003   WAM(1)                  359
Settle     11/28/2003   First Payment   12/25/2003   WA Reset Margin       1.875

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 59 MONTHS AND THE 5% CLEANUP CALL.

                               15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
               101-13           4.331           4.254           4.167           4.069           3.832
               101-14           4.321           4.242           4.154           4.053           3.813
               101-15           4.310           4.230           4.140           4.038           3.793
               101-16           4.300           4.219           4.127           4.023           3.774
               101-17           4.289           4.207           4.114           4.008           3.754
               101-18           4.278           4.195           4.100           3.993           3.735
               101-19           4.268           4.183           4.087           3.977           3.716
               101-20           4.257           4.171           4.073           3.962           3.697
               101-21           4.247           4.159           4.060           3.947           3.677
               101-22           4.236           4.147           4.046           3.932           3.658
               101-23           4.226           4.135           4.033           3.917           3.639
               101-24           4.215           4.123           4.020           3.902           3.619
               101-25           4.205           4.111           4.006           3.887           3.600
               101-26           4.194           4.100           3.993           3.872           3.581
               101-27           4.184           4.088           3.979           3.856           3.562
               101-28           4.173           4.076           3.966           3.841           3.543
               101-29           4.163           4.064           3.953           3.826           3.523
Spread @ Center Price             154             166             178             186             191
                  WAL            3.25            2.86            2.51            2.21            1.71
             Mod Durn           2.910           2.580           2.280           2.020           1.590
     Principal Window   12/03 - 10/08   12/03 - 10/08   12/03 - 10/08   12/03 - 10/08   12/03 - 10/08
            LIBOR_6MO            1.18            1.18            1.18            1.18            1.18
            LIBOR_IYR            1.32            1.32            1.32            1.32            1.32

                               50 CPR          60 CPR          70 CPR          80 CPR
               101-13           3.515           3.092           2.579           1.863
               101-14           3.490           3.060           2.538           1.809
               101-15           3.465           3.028           2.496           1.755
               101-16           3.440           2.995           2.455           1.701
               101-17           3.415           2.963           2.414           1.647
               101-18           3.390           2.930           2.372           1.593
               101-19           3.365           2.898           2.331           1.539
               101-20           3.340           2.866           2.290           1.485
               101-21           3.316           2.834           2.249           1.432
               101-22           3.291           2.801           2.207           1.378
               101-23           3.266           2.769           2.166           1.324
               101-24           3.241           2.737           2.125           1.271
               101-25           3.216           2.705           2.084           1.217
               101-26           3.192           2.673           2.043           1.164
               101-27           3.167           2.640           2.002           1.110
               101-28           3.142           2.608           1.961           1.057
               101-29           3.117           2.576           1.920           1.003
Spread @ Center Price             180             151              99              23
                  WAL            1.30            0.99            0.76            0.58
             Mod Durn           1.230           0.950           0.740           0.570
     Principal Window   12/03 - 03/08   12/03 - 02/07   12/03 - 05/06   12/03 - 10/05
            LIBOR_6MO            1.18            1.18            1.18            1.18
            LIBOR_IYR            1.32            1.32            1.32            1.32

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UB is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or hav acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

4A1

Balance   $53,900,000   Delay                   24   WAC(1)                5.600
Coupon          5.350   Dated            11/1/2003   WAM(1)                  359
Settle     11/28/2003   First Payment   12/25/2003   WA Reset Margin       1.875

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 119 MONTHS AND THE 5% CLEANUP CALL.

                               15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
              100-14+           5.196           5.153           5.103           5.041           4.902
              100-15+           5.188           5.143           5.091           5.027           4.882
              100-16+           5.180           5.133           5.079           5.012           4.863
              100-17+           5.172           5.123           5.068           4.998           4.843
              100-18+           5.164           5.113           5.056           4.984           4.824
              100-19+           5.155           5.104           5.044           4.970           4.804
              100-20+           5.147           5.094           5.032           4.956           4.785
              100-21+           5.139           5.084           5.021           4.942           4.766
              100-22+           5.131           5.074           5.009           4.928           4.746
              100-23+           5.123           5.064           4.997           4.914           4.727
              100-24+           5.115           5.055           4.986           4.900           4.708
              100-25+           5.107           5.045           4.974           4.886           4.688
              100-26+           5.098           5.035           4.962           4.872           4.669
              100-27+           5.090           5.025           4.951           4.858           4.650
              100-28+           5.082           5.015           4.939           4.844           4.630
              100-29+           5.074           5.006           4.927           4.830           4.611
              100-30+           5.066           4.996           4.916           4.816           4.592
Spread @ Center Price             178             213             238             266             294
                  WAL            4.62            3.75            3.08            2.50            1.75
             Mod Durn           3.790           3.150           2.640           2.200           1.600
     Principal Window   12/03 - 10/13   12/03 - 10/13   12/03 - 09/13   12/03 - 12/11   12/03 - 08/09
            LIBOR_6MO            1.18            1.18            1.18            1.18            1.18
            LIBOR_IYR            1.32            1.32            1.32            1.32            1.32

                               50 CPR          60 CPR          70 CPR          80 CPR
              100-14+           4.739           4.539           4.296           3.955
              100-15+           4.714           4.506           4.253           3.899
              100-16+           4.688           4.473           4.210           3.844
              100-17+           4.663           4.439           4.168           3.788
              100-18+           4.637           4.406           4.125           3.733
              100-19+           4.611           4.373           4.083           3.677
              100-20+           4.586           4.340           4.041           3.622
              100-21+           4.560           4.307           3.998           3.567
              100-22+           4.535           4.274           3.956           3.512
              100-23+           4.509           4.240           3.913           3.456
              100-24+           4.484           4.207           3.871           3.401
              100-25+           4.458           4.174           3.829           3.346
              100-26+           4.433           4.141           3.787           3.291
              100-27+           4.408           4.108           3.745           3.236
              100-28+           4.382           4.075           3.702           3.181
              100-29+           4.357           4.042           3.660           3.126
              100-30+           4.331           4.009           3.618           3.071
Spread @ Center Price             302             295             270             231
                  WAL            1.30            0.99            0.76            0.58
             Mod Durn           1.210           0.930           0.730           0.560
     Principal Window   12/03 - 03/08   12/03 - 02/07   12/03 - 05/06   12/03 - 10/05
            LIBOR_6MO            1.18            1.18            1.18            1.18
            LIBOR_IYR            1.32            1.32            1.32            1.32

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UB is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or hav acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.